UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 12, 2021

Fortress Transportation and Infrastructure Investors LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37386	32-0434238
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 AVENUE OF THE AMERICAS, 45TH FLOOR, New York, New York 10105
(Address of Principal Executive Offices) (Zip Code)

(212) 798-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Class A Common shares, $0.01 par value per share	FTAI	New York Stock Exchange
8.25% Fixed-to-Floating Rate Series A Cumulative Perpetual Redeemable Preferred Shares	FTAI PR A	New York Stock Exchange
8.00% Fixed-to-Floating Rate Series B Cumulative Perpetual Redeemable Preferred Shares	FTAI PR B	New York Stock Exchange
8.25% Fixed-Rate Reset Series C Cumulative Perpetual Redeemable Preferred Shares	FTAI PR C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Indenture

On April 12, 2021, Fortress Transportation and Infrastructure Investors LLC (the “Company”) closed its previously announced private offering of $500.0 million aggregate principal amount of 5.50% senior unsecured notes due 2028 (the “Notes”).  The Notes were issued pursuant to an indenture, dated as of April 12, 2021 (the “Indenture”), between the Company and U.S. Bank National Association, as trustee.  The Company is filing the Indenture as Exhibit 4.1 to this Current Report on Form 8-K.

The Notes are senior unsecured obligations of the Company and rank equal in right of payment with all existing and future senior unsecured indebtedness of the Company and senior in right of payment to all of the existing and future subordinated indebtedness of the Company.  The Notes are effectively subordinated to all existing and future secured obligations of the Company to the extent of the value of the assets securing such obligations, and are structurally subordinated to the liabilities and preferred stock of each subsidiary of the Company that does not guarantee the Notes.  The Notes are not guaranteed initially by any of the Company’s subsidiaries or any third party.

The Notes will bear interest at a rate of 5.50% per annum, payable semi-annually in arrears on May 1 and November 1 of each year, commencing on November 1, 2021, to persons who are registered holders of the Notes on the immediately preceding April 15 and October 15, respectively.

The Indenture limits the ability of the Company and its restricted subsidiaries to, among other things, incur indebtedness, encumber their assets, make restricted payments, create dividend restrictions and other payment restrictions that affect the Company’s restricted subsidiaries, permit restricted subsidiaries to incur or guarantee certain indebtedness, enter into transactions with affiliates and sell assets, in each case subject to certain qualifications set forth in the Indenture.

In the event of a Change of Control (as defined in the Indenture), each holder of the Notes will have the right to require the Company to repurchase all or any part of that holder’s Notes at a purchase price of 101% of the principal amount of the Notes repurchased, plus accrued and unpaid interest, if any, to, but not including, the date of such repurchase.

The Notes will mature on May 1, 2028.  Prior to May 1, 2024, the Company may redeem some or all of the Notes at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date, plus a “make-whole” premium.  On or after May 1, 2024, the Company may redeem some or all of the Notes at any time at declining redemption prices (in each case expressed as a percentage of the principal amount on the redemption date) equal to (i) 102.750% beginning on May 1, 2024, (ii) 101.375% beginning on May 1, 2025 and (iii) 100.000% beginning on May 1, 2026 and thereafter, plus, in each case, accrued and unpaid interest, if any, to, but not including, the applicable redemption date.  In addition, at any time on or prior to May 1, 2024, the Company may redeem up to 40% of the aggregate principal amount of the Notes using net proceeds from certain equity offerings at a redemption price equal to 105.50% of the principal amount of the Notes redeemed, plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date.

The foregoing description of the Indenture does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Indenture, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

The Notes have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The Company intends to use the net proceeds from the offering to redeem in full its outstanding 6.75% Senior Notes due 2022 at a redemption price equal to par plus accrued and unpaid interest to the redemption date, and to use the remaining net proceeds for general corporate purposes, which may include the funding of future acquisitions and investments, including aviation investments.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Indenture, dated April 12, 2021, between Fortress Transportation and Infrastructure Investors LLC and U.S. Bank National Association, as trustee

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

Cautionary Language Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the Company’s anticipated use of the net proceeds from the offering. Forward-looking statements are not statements of historical fact but instead are based on our present beliefs and assumptions and on information currently available to the Company. You can identify these forward-looking statements by the use of forward-looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “target,” “projects,” “contemplates” or the negative version of those words or other comparable words. Any forward-looking statements contained in this communication are based upon our historical performance and on our current plans, estimates and expectations in light of information currently available to us. The inclusion of this forward-looking information should not be regarded as a representation by us, that the future plans, estimates or expectations contemplated by us will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy and liquidity. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements, including, but not limited to, the risk factors set forth in Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as updated by annual, quarterly and other reports the Company files with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC
	By:	/s/ Scott Christopher
	Name:	Scott Christopher
	Title:	Chief Financial Officer

Date: April 12, 2021